SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006

Commission File Number: 000-50282

Cirracor, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	33-0986282 (I.R.S. Employer Identification No.)
3375 Toopal Drive, Suite 101, Oceanside, California (Address of principal executive offices)	92054 (Zip Code)
760.277.1505 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. APPOINTMENT AND RESIGNATION OF PRINCIPAL OFFICERS AND DIRECTORS.

On January 30, 2006, Charles McBride resigned as the Treasurer, Chief Financial Officer and as a director of Cirracor, Inc., a Nevada corporation ("Registrant") Mr. McBride’s resignation was not the result of any disagreement with the policies or practices of the Registrant. Mr. Reed Fisher, the Registrant’s President and director, was appointed to the offices of Treasurer and Chief Financial Officer on the same date.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
17.1	Letter of Resignation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cirracor, Inc.

January 30, 2006	/s/ Reed Fisher
Reed Fisher, President and Chief Executive Officer

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